Exhibit 32.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Excelsior LaSalle Property Fund, Inc. (the “Fund”) on Form 10-Q for the period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert F. Aufenanger, in my capacity as Chief Financial Officer of the Fund, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Robert F. Aufenanger
Robert F. Aufenanger
Chief Financial Officer
November 3, 2006